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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                                   February 9, 1998

                                VEECO INSTRUMENTS INC.
                                ----------------------
                (Exact name of registrant as specified in its charter)

Delaware                      0-16244                  11-2989601
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(State or other juris-        (Commission              (IRS Employer
diction of incorporation)      File Number)             Identification No.)

Terminal Drive, Plainview, New York                    11803
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (516)349-8300
                                                    -------------

                                    Not Applicable
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     (Former name or former address, if changed since last report)

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Item 5.   Other Events.
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     On February 9, 1998, Veeco Instruments Inc., a Delaware corporation (the
"Registrant") entered into an agreement in principle with Digital Instruments, Inc., a California corporation ("Digital"), pursuant to which Digital agreed to merge with and into the Registrant. Reference is made to the Registrant's press release dated February 9, 1998, incorporated herein by reference and included as an exhibit hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)       Exhibits.

99.1      Press Release dated February 9, 1998.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VEECO INSTRUMENTS INC.

Date:  February 13, 1998                By:  /s/ Edward H. Braun
                                             -----------------------------------
                                             Edward H. Braun
                                             Chairman, Chief Executive Officer
                                             and President


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                                   EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

99.1           Press Release dated February 9, 1998.


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